UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/14

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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at franklintempleton.com/edelivery

GLOBAL

Templeton Growth Fund, Inc.

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Semiannual Report		Financial Highlights and
				Statement of Investments	17
		Templeton Growth Fund, Inc.	3
				Financial Statements	27
		Performance Summary	12
				Notes to Financial Statements	31
		Your Fund’s Expenses	15
				Shareholder Information	42

Semiannual Report

Templeton Growth Fund, Inc.

Your Fund’s Goal and Main Investments: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

We are pleased to bring you Templeton Growth Fund’s semiannual report for the period ended February 28, 2014.

Performance Overview

Templeton Growth Fund – Class A delivered a +17.07% cumulative total return for the six months under review. In comparison, the MSCI World AA
Index, which measures stock performance in global developed markets, posted a +14.92% total return.1, 2 The Fund’s long-term results are shown in the AAA
Performance Summary beginning on page 12. For the 10-year period ended
February 28, 2014, Templeton Growth Fund – Class A generated a cumulative total return of +81.56%, compared with the MSCI World Index’s +102.81%
cumulative total return for the same period.1, 2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 22.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Semiannual Report | 3

Economic and Market Overview

The six months under review were characterized by continued economic recovery in most developed countries, and many central banks reaffirmed their accommodative monetary stances. In contrast, growth in emerging market economies generally tended to slow, and central banks in many emerging markets raised interest rates as they sought to control inflation and currency depreciation.

In the U.S., economic data were generally positive. Manufacturing activity expanded during the review period and unemployment declined. In October 2013, the federal government temporarily shut down after Congress reached a budget impasse. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress then approved suspension of the debt ceiling until March 2015. Encouraged by positive economic and employment reports, the Federal Reserve Board (Fed) in January 2014 began reducing its bond purchases by $10 billion a month and committed to keeping interest rates low. The new Fed Chair, Janet Yellen, confirmed that the Fed would continue to reduce its asset purchases, although it would reconsider its plan if the economic outlook changed significantly.

Outside the U.S., the U.K. enjoyed strong growth, driven by easing credit conditions and stronger consumer confidence. Elsewhere, economic activity in the eurozone and Japan showed signs of improvement. Although technically out of its recession, the eurozone experienced weak employment trends and deflationary risks. However, German Chancellor Angela Merkel’s reelection and the European Central Bank’s rate cut to a record low helped partly restore investor confidence. In Japan, improving business sentiment, personal consumption and higher exports resulting from a weaker yen supported the economy, and the unemployment rate reached its lowest level in six years. The Bank of Japan announced it would provide additional monetary stimulus, if required. Political turmoil in Ukraine surfaced in November 2013 when its government avoided firming up trade links with the European Union, raising fears of a sovereign default and investor concerns over the country’s relationship with Russia.

Growth in many emerging market economies moderated based on lower domestic demand, falling exports and weakening commodity prices. However, select emerging market economies such as those of China, Malaysia, South Korea, Poland and Hungary improved in 2013’s second half. Monetary policies tightened in several emerging market countries, including Brazil, India, Turkey and South Africa, as their central banks raised interest rates to curb inflation and support their currencies.

4 | Semiannual Report

Stocks in Europe helped developed market equities advance for most of the period despite a January 2014 decline. Led by Asian equities, emerging market equities also gained, although weak economic data, especially in China, weighed on markets in January. Several emerging market currencies depreciated against the U.S. dollar during the period. Gold prices declined for the period despite a rally in early 2014, and international oil prices rose amid supply concerns related to political unrest and adverse U.S. weather.

Top 10 Countries
Based on Equity Securities
2/28/14
% of Total
Net Assets
U.S.	31.7%
U.K.	12.0%
France	11.2%
Germany	6.0%
Switzerland	5.0%
Netherlands	4.7%
South Korea	3.7%
Italy	3.3%
Japan	2.9%
Singapore	2.3%

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Many of the positive economic trends we discussed in the 2013 annual shareholder report persisted during the six-month review period, and the Fund outperformed the benchmark MSCI World Index, supported by the market environment. The Fund’s Class A shares outperformed the benchmark for the one-, three- and five-year annual periods ended February 28, 2014. Even with this favorable performance, the Fund traded at a significant valuation discount relative to the benchmark index. Positive trends included moderate global economic growth and ongoing policy support from developed market central banks. Stabilizing market conditions allowed investors to refocus on business fundamentals, creating an environment that seemed to us to reward disciplined stock picking and helped drive further value recognition for Fund positions.

Value investing generally was pressured during the global financial crisis as investors seemed to grow more concerned with overall market stability than with the relationship between stock prices and business fundamentals. However, the rise in investor confidence since Europe’s recovery from its debt crisis laid the groundwork for the resurgence of value investing, a strategy that has historically delivered compelling performance. Many of the sectors and regions most punished during the 2008–2009 global crisis and 2010–2011 European crisis have since had a dramatic recovery. As Sir John Templeton wrote, “For those properly prepared in advance, a bear market in stocks is not a calamity, but an opportunity.”

Semiannual Report | 5

Top 10 Sectors/Industries
Based on Equity Securities
2/28/14
% of Total
Net Assets
Banks	13.1%
Pharmaceuticals	11.6%
Oil, Gas & Consumable Fuels	10.4%
Insurance	5.3%
Energy Equipment & Services	4.4%
Media	3.9%
Diversified Telecommunication Services	3.8%
Airlines	3.1%
Communications Equipment	2.9%
Capital Markets	2.8%

The strong performance of Europe, and particularly European financials, during the review period seemed to us the latest validation of Sir John Templeton’s words.3 As the European sovereign debt crisis escalated during 2010 and 2011, investor sentiment turned largely pessimistic, with many investors anticipating the breakup of the European Monetary Union. Reflective of the negative investor sentiment for Europe, the forward price-to-earnings ratio of the EuroStoxx 50 Index, an index of European blue chips with diverse global revenue streams, fell in 2011 to the same level as its estimated dividend yield. As recently as 2012, the entire market capitalization of the eurozone banking system was worth less than one U.S. stock, Apple. At the market bottom, European banks were trading at a 60% to 70% discount to their tangible book values, a level that major global financial institutions had not reached since U.S. banks did during the Great Depression. We believed this was a classic Templeton opportunity. However, investment decisions can be very difficult in a challenging environment. As Sir John Templeton pointed out, “It is not easy to act contrary to popular opinion.” As disciplined investors, we tried to ignore the crowd and adhere to our time-tested process. Our decision to substantially increase exposure to Europe and the banking sector during this tumultuous period served our clients well, and record inflows into European stocks during the review period further accelerated regional gains.

The Fund’s financial sector holdings performed strongly during the period, with key contributions from France’s Credit Agricole and Italy’s UniCredit. Credit Agricole’s share price rose to a three-year high after robust consumer banking results and a tax rebate helped the company earn a fourth-quarter profit following two years of losses exacerbated by high exposure to Greece. We remained encouraged by operational gains in the firm’s core retail business and strategic gains in capital levels and cost controls. Similarly, UniCredit made what we viewed as impressive progress improving capital, liquidity and costs, although concerns about economic weakness in its domestic market have kept shares attractively valued to us. Our analysis did not suggest that European banks were soon likely to return to the book value multiples enjoyed before the European sovereign debt crisis. However, we believe these companies remain undervalued relative to their global peers and could continue to improve profitability and capital ratios as economic conditions normalize.

The cyclical European industrials sector also experienced significant pressure in recent years. European airlines were hit particularly hard.4 Financials sector cutbacks and private sector belt-tightening led to a steep reduction in air traffic volume, and internal labor demands and competition from low-cost carriers further pressured profit margins. In 2009 and 2011, European airlines fell to record-low price-to-book levels that averaged a 50% discount to book value. Although the airline industry has always been a challenging

6 | Semiannual Report

business in our view, it was not one that we believed could disappear. Our analysis indicated that the industry required significant restructuring and that it would need to shed a great deal of capacity but that there would be winners and losers. We decided to focus on the companies that we believed could be the long-term survivors of this industry shake-up. With what we viewed as decent balance sheets, attractive industry positions and significant restructuring potential, German airline Deutsche Lufthansa and U.K.-based airline International Consolidated Airlines Group (IAG) seemed to us poised to weather the turmoil. Our investments in these companies at distressed levels were rewarded, with these stocks among the Fund’s top contributors during the review period. Although we reduced our position in IAG to realize gains after the stock more than tripled in value over the past 18 months, we saw further upside potential in Deutsche Lufthansa, which continued to trade at a discount to mid-cycle valuations and was beginning to benefit from a comprehensive restructuring program.

Health care was another sector where we viewed investor uncertainty as an opportunity to buy companies at substantial discounts to our projections of their long-term worth.5 We began increasing exposure to the sector about a decade ago. At the time, investor sentiment was hampered by fears that impending patent expirations, compounded by declining research and development productivity and rising generic competition, could depress the profitability of major pharmaceuticals manufacturers. Based on our analysis, top-tier pharmaceuticals and biotechnology companies were being valued at levels that assigned no credit for future drug development or earnings recovery. Although many investors saw an industry in decline, our analysis identified what we believed were cheap stocks with underappreciated recovery potential. Rising health care spending in the developing world represented a long-term growth catalyst, and we also identified potential for cost cutting and consolidation in a capital intensive industry. These investments took time to reward us, but with the patent cliff past and margin recovery ongoing, returns for the Fund’s overweighting in health care provided positive momentum during the period. U.S. specialty pharmaceuticals manufacturer Forest Laboratories was one of the sector’s top performers and a key beneficiary of industry tailwinds. The stock’s share price surged during the period after the firm agreed to be acquired by a larger rival.

To us, investing in the health care sector over the past decade shared some similarities with our current investments in the energy sector.6 Much like pharmaceuticals companies at the turn of the century, major oil companies recently needed to spend more capital just to maintain productivity levels. Concerns about returns on invested capital as companies drill in increasingly remote and challenging places have kept sector valuations inexpensive to us. Yet, as was the case with the big drug companies, we believed certain major oil companies

Semiannual Report | 7

could ultimately benefit from their heavy capital expenditures as innovation accelerates and major new projects begin producing. As we wait for this to occur, the industry has provided a roughly 3% average dividend yield. We also found attractive opportunities in the oil services industry, which directly benefits from increasing demand for technology and specialization in the oil extraction process. The growing number of complicated deep-water oil fields and technology intensive shale assets helped support leading oilfield services firms like Baker Hughes, which was one of the sector’s top contributors. However, the Fund’s overweighting in energy detracted from relative performance despite providing absolute gains. The Fund’s sector performance was pressured primarily by Brazilian oil giant Petroleo Brasileiro (Petrobras).7 Petrobras shares retreated after the Brazilian government failed to clarify a policy for phasing out a domestic fuel subsidy that has hurt earnings and increased debt at the state-controlled company. We viewed the price subsidy as a temporary headwind and believed that Petrobras could be nearing an inflection point in which the value of its significant exploration and production assets could finally be unlocked.

Information technology (IT) was the only other notable sector detractor from relative performance, mainly because of stock selection.8 Relative weakness was primarily attributable to losses at U.S. networking equipment firm Cisco Systems, which reported its first sales decline in four years. The stock price was relatively close to the same level as when we initiated our position in 2008 and continued to look cheap to us based on many valuation metrics. From our perspective, management has made solid progress implementing a sensible restructuring plan in recent years. However, industry headwinds and new risks surfaced, including low-cost competition from emerging markets, weak corporate networking spending and a lower-than-expected correlation between Internet traffic growth and demand growth for Cisco’s routers. Overall, recent IT gains have made bargain hunting in the sector somewhat challenging for us, although we continued to search for companies whose long-term growth prospects seem to us materially undervalued.

We found few bargains in the materials sector in recent years, where a legacy of poor capital discipline in the mining industry resulted in overcapacity that continued to pressure profitability.9 Buoyed by stock selection in the chemicals industry, the Fund’s materials sector holdings outperformed during the period. In metals and mining, where the Fund has long maintained an industry underweighting, declining sentiment and emerging market volatility seemed to us to create potential opportunities for value investors, and we closely monitored the industry for new bargains. Consumer staples stocks have offered a scarcity of bargains in recent years based on our analysis, and we believed conditions remained unfavorable for wider value creation.10 Unlike other sectors, consumer staples has a perceived combination of non-discretionary products and

8 | Semiannual Report

Top 10 Equity Holdings
2/28/14

Company	% of Total
Sector/Industry, Country	Net Assets
Roche Holding AG	1.9%
Pharmaceuticals, Switzerland
BNP Paribas SA	1.9%
Banks, France
Deutsche Lufthansa AG	1.9%
Airlines, Germany
Microsoft Corp.	1.9%
Software, U.S.
Total SA, B	1.9%
Oil, Gas & Consumable Fuels, France
Samsung Electronics Co. Ltd.	1.8%
Semiconductors & Semiconductor
Equipment, South Korea
Baker Hughes Inc.	1.8%
Energy Equipment & Services, U.S.
Pfizer Inc.	1.8%
Pharmaceuticals, U.S.
CRH PLC	1.7%
Construction Materials, Ireland
Credit Agricole SA	1.6%
Banks, France

high emerging markets exposure with a defensive growth profile for which some investors were willing to pay a premium.

Regionally, the Fund’s European holdings outperformed owing to a large regional overweighting and stock selection. Specifically, stock selection in the U.K. and the Netherlands and an overweighting and stock selection in France bolstered relative performance. Stock selection in the U.S. and an underweighted allocation to Japan also contributed to relative performance. Although the Fund’s regional allocations benefited performance overall, exposure to off-benchmark countries South Korea, Brazil and China, along with an overweighting in Singapore, weighed on relative results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2014, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Market momentum remained positive in early 2014, although concerns persisted about emerging market volatility and the sustainability of the global economic recovery. Following a strong recovery from the post-financial crisis trough and accompanying rising valuations, some value-minded investors have expressed concerns about the sustainability of the ongoing market rally. We do not know where the market is going. However, as investors with a long-term perspective, we note that on a trailing 10-year basis, recent annualized global equity returns of slightly above 6% remained meaningfully below the nearly 9% average annualized 10-year returns for the asset class going back to 1835.11 Long-term stock returns have historically reverted to the average, so although we do not know what will happen in the near term, we believe potential remains for continued stock strength over our long-term investment horizon. Furthermore, while some parts of the market seemed to grow more expensive, other parts of the market remained decidedly cheap, in our assessment. Europe continued to trade at multi-decade lows relative to the U.S. based on cyclically adjusted earnings multiples, and depressed profit margins in the region could improve if companies with high operating leverage benefit from Europe’s economic recovery. Emerging markets have offered what appeared to us as a number of selective opportunities for long-term bargain hunters amid recent turmoil. With economic and policy conditions diverging

Semiannual Report | 9

around the world and correlations between markets and asset classes declining, we believe bottom-up stock pickers with a proven process, like Templeton, remained well positioned to help investors navigate an uncertain future.

Thank you for your continued participation in Templeton Growth Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Heather Arnold assumed portfolio manager responsibilities for the Fund in January 2014.
Ms. Arnold is the director of research for the Templeton Global Equity Group, as well as a portfolio manager and research analyst. Ms. Arnold manages institutional and retail equity portfolios and has research responsibilities for Japan and Russia. Prior to joining Franklin
Templeton in 1997, she was a managing director for Goldman Sachs Asset Management, head of European equities and portfolio manager for European, international and global insti-
tutional and retail client portfolios. In 2001, Ms. Arnold left to start her own company and returned to Franklin Templeton in 2008.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 2/28/14, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +6.15%, compared with the MSCI World Index’s 10-year average annual total return of +7.33%.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.
4. The industrials sector comprises aerospace and defense, air freight and logistics, construction and engineering, electrical equipment, industrial conglomerates and machinery in the SOI.
5. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.
6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
7. Not part of the index.
8. The information technology sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
9. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
10. The consumer staples sector comprises food and staples retailing in the SOI.
11. Source: Stifel Equity Strategist Barry B. Bannister, In the Spring There Will be Growth, presentation on March 1,
2010. Data as of 12/31/13.

Semiannual Report | 11

Performance Summary as of 2/28/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TEPLX)			Change	2/28/14	8/31/13
Net Asset Value (NAV)		+$	3.45	$25.58	$22.13
Distributions (9/1/13–2/28/14)
Dividend Income	$0.3050
Class C (Symbol: TEGTX)			Change	2/28/14	8/31/13
Net Asset Value (NAV)		+$	3.43	$24.96	$21.53
Distributions (9/1/13–2/28/14)
Dividend Income	$0.1384
Class R (Symbol: TEGRX)			Change	2/28/14	8/31/13
Net Asset Value (NAV)		+$	3.44	$25.35	$21.91
Distributions (9/1/13–2/28/14)
Dividend Income	$0.2456
Class R6 (Symbol: FTGFX)			Change	2/28/14	8/31/13
Net Asset Value (NAV)		+$	3.41	$25.57	$22.16
Distributions (9/1/13–2/28/14)
Dividend Income	$0.3872
Advisor Class (Symbol: TGADX)			Change	2/28/14	8/31/13
Net Asset Value (NAV)		+$	3.47	$25.62	$22.15
Distributions (9/1/13–2/28/14)
Dividend Income	$0.3206

12 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-ment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Class A		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	17.07%	+	27.62%	+	164.72%	+	81.56%
Average Annual Total Return[2]	+	10.34%	+	20.27%	+	20.07%	+	5.52%
Value of $10,000 Investment[3]		$11,034		$12,027		$24,954		$17,112
Avg. Ann. Total Return (3/31/14)[4]			+	19.35%	+	18.32%	+	5.73%
Total Annual Operating Expenses[5]				1.07%
Class C		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	16.57%	+	26.63%	+	154.91%	+	68.39%
Average Annual Total Return[2]	+	15.57%	+	25.63%	+	20.58%	+	5.35%
Value of $10,000 Investment[3]		$11,557		$12,563		$25,491		$16,839
Avg. Ann. Total Return (3/31/14)[4]			+	24.62%	+	18.84%	+	5.56%
Total Annual Operating Expenses[5]				1.82%
Class R		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	16.90%	+	27.30%	+	161.42%	+	77.09%
Average Annual Total Return[2]	+	16.90%	+	27.30%	+	21.19%	+	5.88%
Value of $10,000 Investment[3]		$11,690		$12,730		$26,142		$17,709
Avg. Ann. Total Return (3/31/14)[4]			+	26.23%	+	19.42%	+	6.09%
Total Annual Operating Expenses[5]				1.32%
Class R6		6-Month						Inception (5/1/13)
Cumulative Total Return[1]	+	17.26%					+	21.77%
Aggregate Total Return[6]	+	17.26%					+	21.77%
Value of $10,000 Investment[3]		$11,726						$12,177
Aggregate Total Return (3/31/14)4, 6							+	22.34%
Total Annual Operating Expenses[5]				0.71%
Advisor Class		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	17.22%	+	27.96%	+	167.93%	+	86.09%
Average Annual Total Return[2]	+	17.22%	+	27.96%	+	21.79%	+	6.41%
Value of $10,000 Investment[3]		$11,722		$12,796		$26,793		$18,609
Avg. Ann. Total Return (3/31/14)[4]			+	26.94%	+	20.02%	+	6.62%
Total Annual Operating Expenses[5]				0.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 13

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,170.70	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26
Class C
Actual	$1,000	$1,165.70	$9.67
Hypothetical (5% return before expenses)	$1,000	$1,015.87	$9.00
Class R
Actual	$1,000	$1,169.00	$6.99
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.51
Class R6
Actual	$1,000	$1,172.60	$3.72
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.46
Advisor Class
Actual	$1,000	$1,172.20	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; C: 1.80%; R: 1.30%; R6: 0.69%; and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Templeton Growth Fund, Inc.

Financial Highlights

	Six Months Ended
	February 28, 2014			Year Ended August 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout
the period)
Net asset value, beginning of period	$22.13	$18.04	$17.05	$15.28	$15.55	$19.82
Income from investment operations[a]:
Net investment income[b]	0.22 [c]	0.30	0.35	0.31	0.24	0.27
Net realized and unrealized gains
(losses)	3.54	4.15	1.01	1.74	(0.25)	(4.00)
Total from investment operations	3.76	4.45	1.36	2.05	(0.01)	(3.73)
Less distributions from net investment
income	(0.31)	(0.36)	(0.37)	(0.28)	(0.26)	(0.54)
Net asset value, end of period	$25.58	$22.13	$18.04	$17.05	$15.28	$15.55

Total return[d]	17.07%	25.00%	8.17%	13.38%	(0.21)%	(18.20)%

Ratios to average net assets[e]
Expenses	1.05%	1.07%[f]	1.11%[f]	1.08%[f]	1.10%[f,g]	1.12%[f,g]
Net investment income	1.34%[c]	1.47%	2.03%	1.71%	1.50%	2.01%

Supplemental data
Net assets, end of period (000’s)	$14,779,932	$12,970,707	$11,582,174	$11,865,049	$11,954,334	$13,259,166
Portfolio turnover rate	7.40%	12.46%	13.47%	21.60%[h]	9.21%	10.80%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.85%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payment by affiliate rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Growth Fund, Inc.

Financial Highlights (continued)

	Six Months Ended
	February 28, 2014		Year Ended August 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.53	$17.56	$16.58	$14.87	$15.14	$19.20
Income from investment operations[a]:
Net investment income[b]	0.13 [c]	0.14	0.21	0.17	0.12	0.17
Net realized and unrealized gains (losses)	3.44	4.05	0.99	1.69	(0.25)	(3.86)
Total from investment operations	3.57	4.19	1.20	1.86	(0.13)	(3.69)
Less distributions from net investment
income	(0.14)	(0.22)	(0.22)	(0.15)	(0.14)	(0.37)
Net asset value, end of period	$24.96	$21.53	$17.56	$16.58	$14.87	$15.14

Total return[d]	16.57%	24.07%	7.39%	12.47%	(0.91)%	(18.76)%

Ratios to average net assets[e]
Expenses	1.80%	1.82%[f]	1.86%[f]	1.83%[f]	1.85%[f,g]	1.86%[f,g]
Net investment income	0.59%[c]	0.72%	1.28%	0.96%	0.75%	1.27%

Supplemental data
Net assets, end of period (000’s)	$912,300	$800,312	$722,614	$810,279	$888,857	$1,083,587
Portfolio turnover rate	7.40%	12.46%	13.47%	21.60%[h]	9.21%	10.80%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payment by affiliate rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

Financial Highlights (continued)

	Six Months Ended
	February 28, 2014		Year Ended August 31,
Class R	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.91	$17.86	$16.88	$15.13	$15.40	$19.60
Income from investment operations[a]:
Net investment income[b]	0.19 [c]	0.25	0.30	0.26	0.20	0.23
Net realized and unrealized gains (losses)	3.50	4.12	1.00	1.73	(0.25)	(3.94)
Total from investment operations	3.69	4.37	1.30	1.99	(0.05)	(3.71)
Less distributions from net investment income	(0.25)	(0.32)	(0.32)	(0.24)	(0.22)	(0.49)
Net asset value, end of period	$25.35	$21.91	$17.86	$16.88	$15.13	$15.40

Total return[d]	16.90%	24.72%	7.87%	13.08%	(0.44)%	(18.36)%

Ratios to average net assets[e]
Expenses	1.30%	1.32%[f]	1.36%[f]	1.33%[f]	1.35%[f,g]	1.37%[f,g]
Net investment income	1.09%[c]	1.22%	1.78%	1.46%	1.25%	1.76%

Supplemental data
Net assets, end of period (000’s)	$161,900	$146,530	$136,909	$150,841	$163,865	$187,423
Portfolio turnover rate	7.40%	12.46%	13.47%	21.60%[h]	9.21%	10.80%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.60%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payment by affiliate rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Growth Fund, Inc.

Financial Highlights (continued)

	Six Months Ended	Period Ended
	February 28, 2014	August 31,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.16	$21.34
Income from investment operations[b]:
Net investment income[c]	0.27[d]	0.17
Net realized and unrealized gains (losses)	3.53	0.65
Total from investment operations	3.80	0.82
Less distributions from net investment income	(0.39)	—
Net asset value, end of period	$25.57	$22.16

Total return[e]	17.26%	3.84%
Ratios to average net assets[f]
Expenses	0.69%	0.71%[g]
Net investment income	1.70%[d]	1.83%

Supplemental data
Net assets, end of period (000’s)	$2,344,257	$2,042,413
Portfolio turnover rate	7.40%	12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

 bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

 cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.21%.

 eTotal return is not annualized for periods less than one year.

 fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

Financial Highlights (continued)

	Six Months Ended
	February 28, 2014		Year Ended August 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.15	$18.06	$17.07	$15.30	$15.56	$19.87
Income from investment operations[a]:
Net investment income[b]	0.25 [c]	0.31	0.38	0.35	0.28	0.31
Net realized and unrealized gains (losses)	3.54	4.19	1.02	1.75	(0.25)	(4.03)
Total from investment operations	3.79	4.50	1.40	2.10	0.03	(3.72)
Less distributions from net investment
income	(0.32)	(0.41)	(0.41)	(0.33)	(0.29)	(0.59)
Net asset value, end of period	$25.62	$22.15	$18.06	$17.07	$15.30	$15.56

Total return[d]	17.22%	25.28%	8.47%	13.65%	0.07%	(18.01)%

Ratios to average net assets[e]
Expenses	0.80%	0.82%[f]	0.86%[f]	0.83%[f]	0.85%[f,g]	0.87%[f,g]
Net investment income	1.59%[c]	1.72%	2.28%	1.96%	1.75%	2.26%

Supplemental data
Net assets, end of period (000’s)	$401,698	$425,222	$2,355,806	$2,589,977	$2,851,417	$3,314,678
Portfolio turnover rate	7.40%	12.46%	13.47%	21.60%[h]	9.21%	10.80%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payment by affiliate rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Growth Fund, Inc.

Statement of Investments, February 28, 2014 (unaudited)

	Industry	Shares	Value
Common Stocks 95.7%
Canada 1.5%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	26,368,000	$271,613,987
China 1.5%
China Mobile Ltd.	Wireless Telecommunication Services	4,859,500	46,181,656
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	45,284,500	123,125,477
[a]China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	31,798,698
[a]Dongfang Electric Corp. Ltd., H	Electrical Equipment	16,395,140	26,197,069
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	27,394,700	48,785,469
			276,088,369
Denmark 0.6%
FLSmidth & Co. AS	Construction & Engineering	2,095,190	110,163,030
France 11.2%
Alstom SA	Electrical Equipment	4,975,272	134,262,189
AXA SA	Insurance	8,817,061	230,453,281
BNP Paribas SA	Banks	4,381,920	359,557,560
Cie Generale des Etablissements
Michelin, B	Auto Components	2,026,169	247,651,741
[b]Credit Agricole SA	Banks	18,303,580	290,982,986
Orange SA	Diversified Telecommunication Services	4,311,032	53,953,513
Sanofi	Pharmaceuticals	2,691,517	279,797,719
Total SA, B	Oil, Gas & Consumable Fuels	5,313,654	344,863,575
Vivendi SA	Diversified Telecommunication Services	5,281,272	150,974,134
			2,092,496,698
Germany 6.0%
[b]Commerzbank AG	Banks	7,309,770	132,549,518
[b]Deutsche Lufthansa AG	Airlines	13,821,291	358,388,831
Merck KGaA	Pharmaceuticals	993,692	174,154,455
Metro AG	Food & Staples Retailing	1,283,070	53,198,775
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	706,419	154,661,253
[b]Osram Licht AG	Electrical Equipment	159,666	10,852,801
SAP AG	Software	193,410	15,619,327
Siemens AG	Industrial Conglomerates	1,596,669	213,201,290
			1,112,626,250
Hong Kong 0.1%
Noble Group Ltd.	Trading Companies & Distributors	13,595,600	11,047,229
India 0.5%
ICICI Bank Ltd., ADR	Banks	2,490,800	88,871,744
Ireland 1.7%
CRH PLC	Construction Materials	10,952,328	324,199,853
Israel 1.2%
Teva Pharmaceutical
Industries Ltd., ADR	Pharmaceuticals	4,417,938	220,410,927
Italy 3.3%
Eni SpA	Oil, Gas & Consumable Fuels	6,671,477	160,932,033

22 | Semiannual Report

Templeton Growth Fund, Inc.

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Industry	Shares	Value
Common Stocks (continued)
Italy (continued)
Intesa Sanpaolo SpA	Banks	60,609,368	$187,857,519
UniCredit SpA	Banks	32,386,543	257,657,613
			606,447,165
Japan 2.9%
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	11,948,500	121,245,585
[b]Mazda Motor Corp.	Automobiles	19,579,000	94,048,438
Nissan Motor Co. Ltd.	Automobiles	20,118,600	180,039,731
Toyota Motor Corp.	Automobiles	2,602,310	149,262,162
			544,595,916
Netherlands 4.7%
Akzo Nobel NV	Chemicals	2,972,140	246,134,201
Fugro NV, IDR	Energy Equipment & Services	2,374,201	137,969,090
[b]ING Groep NV, IDR	Diversified Financial Services	13,344,341	194,648,559
Koninklijke Philips NV	Industrial Conglomerates	3,402,481	119,075,944
Randstad Holding NV	Professional Services	1,341,726	84,515,453
TNT Express NV	Air Freight & Logistics	5,259,338	51,204,388
[c]TNT Express NV, 144A	Air Freight & Logistics	3,811,200	37,105,461
			870,653,096
Portugal 1.2%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	12,900,340	216,834,069
Russia 0.8%
[d]LUKOIL Holdings, ADR (London Stock
Exchange)	Oil, Gas & Consumable Fuels	719,806	39,592,929
Mining and Metallurgical Co. Norilsk
Nickel OJSC, ADR	Metals & Mining	5,200,697	88,294,833
Mobile TeleSystems, ADR	Wireless Telecommunication Services	1,318,700	22,708,014
			150,595,776
Singapore 2.3%
DBS Group Holdings Ltd.	Banks	8,010,734	104,399,910
[b]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	11,802,010	105,627,989
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	74,861,000	212,606,185
			422,634,084
South Korea 3.7%
KB Financial Group Inc.	Banks	4,960,243	185,658,386
POSCO	Metals & Mining	575,778	153,395,326
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	268,928	340,319,389
			679,373,101
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	11,196,859	171,667,998
Sweden 1.7%
Ericsson, B	Communications Equipment	13,222,750	171,383,867
Getinge AB, B	Health Care Equipment & Supplies	4,094,070	147,379,879
			318,763,746

Semiannual Report | 23

Templeton Growth Fund, Inc.

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Industry	Shares	Value
Common Stocks (continued)
Switzerland 5.0%
Credit Suisse Group AG	Capital Markets	8,543,380	$269,044,595
Lonza Group AG	Life Sciences Tools & Services	514,520	54,400,137
Roche Holding AG	Pharmaceuticals	1,174,578	362,415,267
Swiss Re AG	Insurance	2,652,800	247,908,322
			933,768,321
Taiwan 0.2%
Taiwan Semiconductor Manufacturing Co.
Ltd.	Semiconductors & Semiconductor Equipment	11,862,358	42,276,091
Thailand 0.1%
Bangkok Bank PCL	Banks	3,467,500	18,339,791
Turkey 0.9%
[b]Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	13,419,790	175,262,457
United Kingdom 12.0%
Aviva PLC	Insurance	34,151,672	270,769,029
BAE Systems PLC	Aerospace & Defense	14,860,062	102,220,754
BP PLC	Oil, Gas & Consumable Fuels	22,801,450	192,497,000
Carillion PLC	Construction & Engineering	4,353,240	27,642,809
GlaxoSmithKline PLC	Pharmaceuticals	10,022,334	280,459,192
HSBC Holdings PLC	Banks	16,441,340	174,256,509
[b]International Consolidated Airlines Group
SA	Airlines	29,856,796	218,425,732
Kingfisher PLC	Specialty Retail	42,803,649	282,332,973
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	5,497,253	214,173,084
Serco Group PLC	Commercial Services & Supplies	18,911,100	145,788,428
Tesco PLC	Food & Staples Retailing	30,597,529	168,632,630
Vodafone Group PLC	Wireless Telecommunication Services	38,800,571	161,737,433
			2,238,935,573
United States 31.7%
American International Group Inc.	Insurance	1,803,580	89,764,177
Amgen Inc.	Biotechnology	2,343,210	290,604,904
Baker Hughes Inc.	Energy Equipment & Services	5,298,854	335,311,481
[b]Brocade Communications Systems Inc.	Communications Equipment	12,778,360	122,288,905
Chevron Corp.	Oil, Gas & Consumable Fuels	1,528,510	176,283,058
Cisco Systems Inc.	Communications Equipment	11,340,960	247,232,928
Citigroup Inc.	Banks	5,927,580	288,258,215
Comcast Corp., Special A	Media	4,099,110	204,525,093
CVS Caremark Corp.	Food & Staples Retailing	2,510,650	183,628,941
FedEx Corp.	Air Freight & Logistics	870,880	116,114,430
[b]Forest Laboratories Inc.	Pharmaceuticals	2,255,560	220,074,989
Halliburton Co.	Energy Equipment & Services	3,436,539	195,882,723
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	8,504,900	254,126,412
JPMorgan Chase & Co.	Banks	3,542,510	201,285,418
Medtronic Inc.	Health Care Equipment & Supplies	4,272,880	253,210,869
Merck & Co. Inc.	Pharmaceuticals	5,009,330	285,481,717
Microsoft Corp.	Software	9,269,500	355,114,545
Morgan Stanley	Capital Markets	8,460,730	260,590,484

24 | Semiannual Report

Templeton Growth Fund, Inc.

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
[b,e]Navistar International Corp.	Machinery	5,754,190	$215,782,125
[b]News Corp., A	Media	2,728,302	50,009,776
Noble Corp. PLC	Energy Equipment & Services	4,906,030	152,332,232
Pfizer Inc.	Pharmaceuticals	10,415,680	334,447,485
[b]Sprint Corp.	Wireless Telecommunication Services	4,088,454	35,733,088
SunTrust Banks Inc.	Banks	4,098,280	154,423,190
Target Corp.	Multiline Retail	1,822,100	113,954,134
Time Warner Cable Inc.	Media	910,206	127,747,412
Twenty-First Century Fox Inc., A	Media	3,400,290	114,045,727
United Parcel Service Inc., B	Air Freight & Logistics	2,154,350	206,322,100
Verizon Communications Inc.	Diversified Telecommunication Services	1,870,841	88,752,713
The Walt Disney Co.	Media	2,778,316	224,515,716
			5,897,844,987
Total Common Stocks
(Cost $13,333,972,172)			17,795,510,258
Preferred Stocks 1.0%
Brazil 1.0%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	12,771,269	148,912,997
Vale SA, ADR, pfd., A	Metals & Mining	3,546,070	44,290,414
Total Preferred Stocks
(Cost $293,428,885)			193,203,411
Non-Registered Mutual Funds
(Cost $84,040,500) 0.5%
China 0.5%
[b,e,f,g]Templeton China Opportunities Fund,
Ltd., Reg D	Diversified Financial Services	8,409,153	90,734,764
Total Investments before Short
Term Investments
(Cost $13,711,441,557)			18,079,448,433

		Principal Amount*
Short Term Investments 2.1%
Time Deposits 2.1%
Canada 1.0%
Royal Bank of Canada,
0.03%, 3/03/14		$185,000,000	185,000,000
United States 1.1%
Scotia Capital Markets,
0.03%, 3/03/14		200,000,000	200,000,000
Total Time Deposits
(Cost $385,000,000)			385,000,000
Total Investments before Money
Market Funds
(Cost $14,096,441,557)			18,464,448,433

Semiannual Report | 25

Templeton Growth Fund, Inc.

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Shares	Value
Short Term Investments (continued)
[h]Investments from Cash Collateral
Received for Loaned Securities
(Cost $8,243,031) 0.0%†
Money Market Funds 0.0%†
United States 0.0%†
[i]BNY Mellon Overnight Government Fund,
0.032%	8,243,031	$8,243,031
Total Investments
(Cost $14,104,684,588)
99.3%		18,472,691,464
Other Assets,
less Liabilities 0.7%		127,395,885
Net Assets 100.0%		$18,600,087,349

See Abbreviations on page 41.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aA portion or all of the security is on loan at February 28, 2014. See Note 1(d).
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors. At February 28, 2014,
the aggregate value of this security was $37,105,461, representing 0.2% of net assets.
dAt February 28, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 8 regarding restricted securities.
fSee Note 9 regarding holdings of 5% voting securities.
gSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.
hSee Note 1(d) regarding securities on loan.
iThe rate shown is the annualized seven-day yield at period end.

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

Financial Statements

Statement of Assets and Liabilities
February 28, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,840,948,908
Cost - Controlled affiliated issuers (Note 9)	84,040,500
Cost - Non-controlled affiliated issuers (Note 9)	179,695,180
Total cost of investments	$14,104,684,588
Value - Unaffiliated issuers	$18,166,174,575
Value - Controlled affiliated issuers (Note 9)	90,734,764
Value - Non-controlled affiliated issuers (Note 9)	215,782,125
Total value of investments (includes securities loaned in the amount of $7,831,236)	18,472,691,464
Cash	112,917,601
Receivables:
Investment securities sold	23,447,086
Capital shares sold	13,819,177
Dividends and interest	69,633,630
Other assets	12,593
Total assets	18,692,521,551
Liabilities:
Payables:
Investment securities purchased	47,314,949
Capital shares redeemed	17,166,967
Management fees	8,213,588
Administrative fees	1,083,527
Distribution fees	3,493,271
Transfer agent fees	5,332,219
Payable upon return of securities loaned	8,243,031
Accrued expenses and other liabilities	1,586,650
Total liabilities	92,434,202
Net assets, at value	$18,600,087,349
Net assets consist of:
Paid-in capital	$16,542,011,262
Undistributed net investment income	111,267,063
Net unrealized appreciation (depreciation)	4,368,718,721
Accumulated net realized gain (loss)	(2,421,909,697)
Net assets, at value	$18,600,087,349

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Growth Fund, Inc.

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
February 28, 2014 (unaudited)

Class A:
Net assets, at value	$14,779,931,958
Shares outstanding	577,875,499
Net asset value per share[a]	$25.58
Maximum offering price per share (net asset value per share ÷ 94.25%)	$27.14
Class C:
Net assets, at value	$912,299,711
Shares outstanding	36,557,744
Net asset value and maximum offering price per share[a]	$24.96
Class R:
Net assets, at value	$161,900,000
Shares outstanding	6,387,566
Net asset value and maximum offering price per share	$25.35
Class R6:
Net assets, at value	$2,344,257,449
Shares outstanding	91,676,134
Net asset value and maximum offering price per share	$25.57
Advisor Class:
Net assets, at value	$401,698,231
Shares outstanding	15,679,868
Net asset value and maximum offering price per share	$25.62

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 2014 (unaudited)

Investment income:
Dividends (net of foreign taxes of $8,271,916)	$256,817,680
Interest	86,834
Income from securities loaned	34,381
Total investment income	256,938,895
Expenses:
Management fees (Note 3a)	52,408,390
Administrative fees (Note 3b)	6,912,276
Distribution fees: (Note 3c)
Class A	17,553,136
Class C	4,321,885
Class R	390,483
Transfer agent fees: (Note 3e)
Class A	7,850,108
Class C	483,196
Class R	87,315
Class R6	34
Advisor Class	235,358
Custodian fees (Note 4)	851,610
Reports to shareholders	416,382
Registration and filing fees	92,556
Professional fees	177,418
Directors’ fees and expenses	124,274
Other	156,866
Total expenses	92,061,287
Net investment income	164,877,608
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(185,755,180)
Non-controlled affiliated issuers (Note 9)	37,073,913
Foreign currency transactions	1,404,784
Net realized gain (loss)	(147,276,483)
Net change in unrealized appreciation (depreciation) on:
Investments	2,742,326,605
Translation of other assets and liabilities denominated in foreign currencies	716,990
Net change in unrealized appreciation (depreciation)	2,743,043,595
Net realized and unrealized gain (loss)	2,595,767,112
Net increase (decrease) in net assets resulting from operations	$2,760,644,720

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

Templeton Growth Fund, Inc.

Financial Statements (continued)

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2014	Year Ended
	(unaudited)	August 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$164,877,608	$235,578,766
Net realized gain (loss) from investments and foreign currency transactions	(147,276,483)	466,403,762
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	2,743,043,595	2,813,829,931
Net increase (decrease) in net assets resulting from operations	2,760,644,720	3,515,812,459
Distributions to shareholders from:
Net investment income:
Class A	(176,426,557)	(226,694,764)
Class C	(5,057,092)	(8,762,781)
Class R	(1,589,979)	(2,308,178)
Class R6	(34,522,085)	—
Advisor Class	(5,705,937)	(49,914,616)
Total distributions to shareholders	(223,301,650)	(287,680,339)
Capital share transactions: (Note 2)
Class A	(203,053,886)	(1,150,663,450)
Class B	—	(22,692,424)
Class C	(14,525,802)	(78,078,548)
Class R	(7,249,979)	(19,582,566)
Class R6	(11,786,057)	1,961,343,561
Advisor Class	(85,822,952)	(2,351,712,636)
Total capital share transactions	(322,438,676)	(1,661,386,063)
Net increase (decrease) in net assets	2,214,904,394	1,566,746,057
Net assets:
Beginning of period	16,385,182,955	14,818,436,898
End of period	$18,600,087,349	$16,385,182,955
Undistributed net investment income included in net assets:
End of period	$111,267,063	$169,691,105

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

Semiannual Report | 31

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

32 | Semiannual Report

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent

Semiannual Report | 33

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

34 | Semiannual Report

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2014, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2014		August 31, 2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	31,710,161	$774,094,909	43,911,335	$902,034,012
Shares issued in reinvestment
of distributions	6,211,414	148,326,982	9,793,343	188,032,179
Shares redeemed	(46,126,386)	(1,125,475,777)	(109,716,643)	(2,240,729,641)
Net increase (decrease)	(8,204,811)	$(203,053,886)	(56,011,965)	$(1,150,663,450)
Class B Shares[a]:
Shares sold			6,211	$115,080
Shares redeemed			(1,179,980)	(22,807,504)
Net increase (decrease)			(1,173,769)	$(22,692,424)
Class C Shares:
Shares sold	1,671,828	$39,791,692	2,685,852	$54,169,140
Shares issued in reinvestment
of distributions	198,068	4,622,904	422,035	7,925,813
Shares redeemed	(2,487,891)	(58,940,398)	(7,094,295)	(140,173,501)
Net increase (decrease)	(617,995)	$(14,525,802)	(3,986,408)	$(78,078,548)
Class R Shares:
Shares sold	406,479	$9,840,860	958,605	$19,401,466
Shares issued in reinvestment
of distributions	66,682	1,579,031	120,191	2,288,434
Shares redeemed	(774,231)	(18,669,870)	(2,056,200)	(41,272,466)
Net increase (decrease)	(301,070)	$(7,249,979)	(977,404)	$(19,582,566)

Semiannual Report | 35

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (continued)

	Six Months Ended		Year Ended
	February 28, 2014		August 31, 2013
	Shares	Amount	Shares	Amount
Class R6 Shares[b]:
Shares sold [c]	3,983,080	$97,308,447	98,253,974	$2,097,148,930
Shares issued in reinvestment
of distributions	1,446,860	34,522,085	—	—
Shares redeemed	(5,909,387)	(143,616,589)	(6,098,393)	(135,805,369)
Net increase (decrease)	(479,447)	$(11,786,057)	92,155,581	$1,961,343,561
Advisor Class Shares:
Shares sold	1,177,359	$28,902,134	2,298,757	$47,178,020
Shares issued in reinvestment
of distributions	223,682	5,348,247	2,577,387	49,460,059
Shares redeemed[c]	(4,915,299)	(120,073,333)	(116,155,259)	(2,448,350,715)
Net increase (decrease)	(3,514,258)	$(85,822,952)	(111,279,115)	$(2,351,712,636)

aEffective March 22, 2013, all Class B shares were converted to Class A. bFor the period May 1, 2013 (effective date) to August 31, 2013. cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

		Annualized Fee Rate	Net Assets
		0.630%	Up to and including $1 billion
		0.615%	Over $1 billion, up to and including $5 billion
		0.600%	Over $5 billion, up to and including $10 billion
		0.580%	Over $10 billion, up to and including $15 billion
		0.560%	Over $15 billion, up to and including $20 billion
		0.540%	Over $20 billion, up to and including $25 billion
		0.530%	Over $25 billion, up to and including $30 billion
		0.520%	Over $30 billion, up to and including $35 billion
		0.510%	Over $35 billion, up to and including $40 billion
		0.500%	Over $40 billion, up to and including $45 billion
		0.490%	In excess of $45 billion
36	|	Semiannual Report

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,203,116
CDSC retained	$15,524

Semiannual Report | 37

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2014, the Fund paid transfer agent fees of $8,656,011, of which $4,755,057 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees does not exceed 0.01% until December 31, 2014. There were no expenses waived during the period ended February 28, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2013, the Fund had capital loss carryforwards of $2,258,917,827 expiring in 2018.

At February 28, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$14,122,126,496

Unrealized appreciation	$5,335,770,807
Unrealized depreciation	(985,205,839)
Net unrealized appreciation (depreciation)	$4,350,564,968

38 | Semiannual Report

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of regulatory settlements.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2014, aggregated $1,275,281,202 and $1,669,813,009, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value

8,409,153	Templeton China Opportunities Fund, Ltd.,
	Reg D
	Total Restricted Securities
	(Value is 0.49% of Net Assets)	1/27/10 - 10/09/13	$84,040,500	$90,734,764

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended February 28, 2014, were as shown below.

Semiannual Report | 39

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End of	End of	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	Period	Period	Income	Gain (Loss)
Controlled Affiliates[a]
Templeton China Opportunities
Fund, Ltd., Reg D	8,404,428	4,725	—	8,409,153	$90,734,764	$—	$—
Non-Controlled Affiliates
Brocade Communications
Systems Inc.	23,407,480	—	10,629,120	12,778,360	—[b]	—	37,073,913
Navistar International Corp.	5,754,190	—	—	5,754,190	215,782,125	—	—
Total Non-Controlled Affiliates					$215,782,125	$—	$37,073,913

Total Affiliated Securities (Value is 1.65% of Net Assets)					$306,516,889	$—	$37,073,913

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.
[b]As of February 28, 2014, no longer an affiliate.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended February 28, 2014, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

40 | Semiannual Report

Templeton Growth Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments [a,b]	$17,988,713,669	$—	$—	$17,988,713,669
Non-Registered Mutual Funds	—	—	90,734,764	90,734,764
Short Term Investments	—	393,243,031	—	393,243,031
Total Investments in
Securities	$17,988,713,669	$393,243,031	$90,734,764	$18,472,691,464

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
IDR -International Depositary Receipt

Semiannual Report | 41

Templeton Growth Fund, Inc.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

42 | Semiannual Report

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Semiannual Report and Shareholder Letter
TEMPLETON GROWTH FUND, INC.

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 101 S 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

By /s/ MARK H. OTANI

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 25, 2014